AMENDMENT NO. 3 TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is being executed and delivered as of August 12, 2010 by and among Insight Enterprises, Inc., a Delaware corporation (the “Company”), Insight Direct (UK) Ltd., a company organized under the laws of England (the “UK Borrower”), Insight Enterprises B.V., a besloten vennootschap met beperkte aansprakelijkheid, incorporated under the laws of The Netherlands (the “Dutch Borrower” and, collectively with the Company and the UK Borrower, the “Borrowers”), JPMorgan Chase Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) under the Credit Agreement described below, and certain of the lenders party to the Credit Agreement. All capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders, J.P. Morgan Europe Limited, as European Agent, and the Administrative Agent are party to that certain Second Amended and Restated Credit Agreement, dated as of April 1, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Company has requested the Lenders and the Administrative Agent to amend the Credit Agreement in certain respects; and

WHEREAS, the Required Lenders and the Administrative Agent have agreed to so amend the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:

1. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

(a) The definition of “Change in Law” set forth in Section 1.01 of the Credit Agreement is hereby amended to insert the following sentence immediately following the period at the end of such definition: “A Change in Law shall not include the application or effect of any regulations promulgated and any interpretation or other guidance issued in connection with Sections 1471 or 1472 of the Code.”.

(b) The definition of “Excluded Taxes” set forth in Section 1.01 of the Credit Agreement is hereby amended to (i) delete therefrom the phrase “, or (e)” and substitute therefor the following phrase: “, (e) any tax that is attributable to such Lender’s failure or inability to take any action (including entering into an agreement with the Internal Revenue Service), comply with any information gathering or reporting requirements, or to provide the Company (with a copy to the Administrative Agent) with appropriate certification, in each case, if such compliance or certification is required to obtain exemption from any United States federal withholding taxes under Sections 1471 or 1472 of the Code and any regulations promulgated thereunder and any interpretation or other guidance issued in connection therewith, or (f)”, (ii) delete therefrom the phrase “clause (c) or (d) above” and substitute therefor the following phrase “clause (c), (d) or (e) above” and (iii) delete therefrom the phrase “clauses (a) to (e) above” and substitute therefor the following phrase: “clauses (a) to (f) above”.

(c) Section 2.17(e) of the Credit Agreement is hereby amended by inserting the following sentence immediately following the final sentence of such Section 2.17(e): “Each Lender shall promptly provide, upon reasonable request from the Company or the Administrative Agent, any additional information that the Company or the Administrative Agent needs in order for the Company or the Administrative Agent to determine the amount of any applicable withholding taxes, including information relating to compliance with Sections 1471 or 1472 of the Code and any regulations promulgated thereunder and any interpretation or other guidance issued in connection therewith.”.

(d) Section 6.01(s) of the Credit Agreement is hereby amended to delete therefrom the figure “$100,000,000” and to substitute therefor the following figure: “$150,000,000”.

(e) Section 6.02(n) of the Credit Agreement is hereby amended to delete therefrom the figure “$100,000,000” and to substitute therefor the following figure: “$150,000,000”.

2. Amendment to Floorplan Intercreditor Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Administrative Agent is hereby directed and authorized to immediately enter into, on behalf of itself and the Holders of Secured Obligations, an amendment to the Floorplan Intercreditor Agreement in the form of Exhibit A hereto (the “Floorplan Intercreditor Agreement Amendment”).

3. Condition of Effectiveness. This Amendment shall be deemed to have become effective as of the date hereof, but such effectiveness shall be subject to the condition precedent that the Administrative Agent shall have received:

(a) executed counterparts of this Amendment duly executed and delivered by each Borrower, the Administrative Agent and the Required Lenders; and

(b) for the ratable account of each Lender that executes and delivers its signature page hereto in the manner required by the Administrative Agent by 5:00 p.m. (New York time) on August 11, 2010, an amendment fee equal to 0.10% of the sum of such Lender’s US Tranche Revolving Commitment and European Tranche Commitment as of the date hereof.

4. Representation and Warranties. Each Borrower hereby represents and warrants that (i) this Amendment and the Credit Agreement as amended hereby constitute its legal, valid and binding obligation and are enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; (ii) all of the representations and warranties of such Borrower set forth in the Credit Agreement are true and correct in all material respects on and as of the date hereof (except to the extent such representations or warranties specifically relate to any earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date) and (iii) no Default has occurred and is continuing on and as of the date hereof.

5. Effect on the Credit Agreement.

(a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.

(b) Except as expressly set forth herein, (i) the execution, delivery and effectiveness of this Amendment shall neither operate as a waiver of any rights, power or remedy of the Agents or the Lenders under the Credit Agreement or any other documents executed in connection with the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement nor any other document executed in connection therewith and (ii) the Credit Agreement shall remain in full force and effect in accordance with its original terms.

6. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

7. Costs and Expenses. The Company agrees to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the preparation, negotiation and execution of this Amendment and the Floorplan Intercreditor Agreement Amendment.

8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9. Counterparts. This Amendment may be executed by one or more of the parties on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile copy of any signature hereto shall have the same effect as the original thereof.

[Signature Pages Follow] IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

INSIGHT ENTERPRISES, INC.,
as the Company

By: /s/ Helen Johnson
Name: Helen Johnson
Title: Treasurer

INSIGHT DIRECT (UK), LTD.,
as the UK Borrower

By: /s/ Stuart Fenton
Name: Stuart Fenton
Title: President

INSIGHT ENTERPRISES B.V.,
as the Dutch Borrower

By: /s/ Stuart Fenton
Name: Stuart Fenton
Title: President

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,

individually as a Lender and as Administrative Agent

By: /s/ Anna C. Araya
Name: Anna C. Araya
Title: Vice President

J.P. MORGAN EUROPE LIMITED, as a Lender

By: /s/ Alastair Stevenson
Name: Alastair Stevenson
Title: Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Ivan Ferraz
Name: Ivan Ferraz
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION,

as a Lender

By:
Name:
Title:

BANK OF AMERICA, N.A.,

as a Lender

By: /s/ Jeffrey Mills
Name: Jeffrey Mills
Title: Assistant Vice President

COMERICA BANK, as a Lender

By: /s/ Fatima Arshad
Name: Fatima Arshad
Title: Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By: /s/ Kathryn E. Benjamin
Name: Kathryn E. Benjamin
Title: Assistant Vice President

BANK OF ARIZONA, N.A.

as a Lender

By: /s/ Kevin R. Gillette
Name: Kevin R. Gillette
Title: Senior Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a

Lender

By: /s/ D. Barnell
Name: D. Barnell
Title: Authorized Signatory

COMPASS BANK, as a Lender

By: /s/ Nancy Zezza
Name: Nancy Zezza
Title: SVPTHE NORTHERN TRUST COMPANY,

as a Lender

By: /s/ John Lascody
Name: John Lascody
Title: Second Vice PresidentPNC BANK,

NATIONAL ASSOCIATION,

as a Lender

By: /s/ Robin C. Bunch
Name: Robin C. Bunch
Title: Credit OfficerBANK OF THE WEST, as a

Lender

By: /s/ Todd C. Abboud
Name: Todd C. Abboud
Title: Senior Vice President